                                                                    EXHIBIT 99.2

        THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                           ISTA PHARMACEUTICALS, INC.

                   SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

$_______________                                             September ___, 2002
No. N- ____                                                   Irvine, California

        FOR VALUE RECEIVED, ISTA Pharmaceuticals, Inc., a Delaware corporation (the "Company"), promises to pay to ____________________ ("HOLDER"), or its registered successors or assigns, the principal sum of __________ Dollars ($_________), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to eight percent (8.0%) per annum, computed on the basis of the actual number of days elapsed and a year of 360 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) December 31, 2002, or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Holder or made automatically due and payable in accordance with the terms hereof (the "MATURITY DATE"). This Note is one of the "NOTES" issued pursuant to, and is entitled to the benefits of, the Note and Warrant Purchase Agreement of even date herewith (as amended, modified or supplemented, the "NOTE PURCHASE AGREEMENT") between the Company and the Purchasers (as defined in the Note Purchase Agreement). Capitalized terms used herein and not otherwise defined have the meanings given to them in the Note Purchase Agreement.

        THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A SECURITY AGREEMENT (AS DEFINED BELOW) AND AN INTELLECTUAL PROPERTY SECURITY AGREEMENT (AS DEFINED BELOW). ADDITIONAL RIGHTS OF HOLDER ARE SET FORTH IN THE SECURITY AGREEMENT AND THE INTELLECTUAL PROPERTY SECURITY AGREEMENT.

        The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

        1. DEFINITIONS. As used in this Note, the following capitalized terms have the following meanings:

        "ACQUISITION TRANSACTION" means a transaction or series of related transactions with any Person(s) involving (a) the sale or other disposition of all or substantially all of the business or properties of the Company or (b) the acquisition by any Person, or the issuance by the Company, of securities constituting, convertible into or exercisable for, either at the time of such acquisition or issuance or at the anticipated time of conversion or exchange, of capital stock representing 50% or more of the voting power of the Company, whether by merger, tender offer, exchange offer, sale of stock or assets, consolidation, other business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company or its stock or assets.

        "AFFILIATE," with respect to any Person, means (a) any director, officer or employee of such Person, (b) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and
(c) any Person beneficially owning or holding 5% or more of any class of voting securities of such Person or any corporation of which such Person beneficially owns or holds, in the aggregate, 5% or more of any class of voting securities. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "COMMON STOCK PURCHASE AGREEMENT" has the meaning given in Section 4(g) of the Note Purchase Agreement.

        "COMPANY" includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of Company under this Note.

        "EQUITY SECURITIES" of any Person means (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

        "EVENT OF DEFAULT" has the meaning given in Section 6 hereof.

        "FDA" means the United States Food and Drug Administration or any successor agency.

        "HOLDER" means the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

        "INDEBTEDNESS" means the aggregate amount of, without duplication (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations to pay the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (d) all obligations with respect to capital leases, (e) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (f) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit and similar surety instruments; (g) all guaranty obligations with respect to the types of Indebtedness listed in clauses (a) through (f) above; and (h) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed.

        "INTELLECTUAL PROPERTY SECURITY AGREEMENT" has the meaning given in
Section 4(f)(v) of the Note Purchase Agreement.

        "LIEN" means, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

        "MATERIAL ADVERSE EFFECT" means (a) any circumstance affecting, change in, or effect on the Company and its Subsidiaries that is, or imminently will be, materially adverse to the business, properties, assets, liabilities (absolute, accrued or contingent) operations or results of operation, of the Company and its Subsidiaries, taking the Company together with its Subsidiaries as a whole or (b) any material adverse effect on the rights and remedies of Holder under this Note or the other Transaction Documents; provided, that none of the following shall be deemed, in themselves, either alone or in combination, to constitute a Material Adverse Effect, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (i) any change in the market price or trading volume of the Common Stock after the date of this Note; (ii) any adverse circumstance, change or effect resulting directly from conditions affecting the industries in which the Company participates in their entirety, the U.S. economy as a whole, or foreign economies as a whole in any countries where the Company or any of its Subsidiaries has material operations or is conducting clinical trials; (iii) any adverse circumstance, change or effect resulting directly from the announcement or pendency of the Common Stock Purchase Agreement, the Stockholders' Meeting (as defined in the Common Stock Purchase Agreement) or the Closing (as defined in the Common Stock Purchase Agreement) (including any termination or breach of supplier, distributor, partner or similar relationships); (iv) any failure by the Company to meet internal, non-public projections or forecasts (other than the financial results set forth in Section 7.9 of the Common Stock Purchase Agreement and the Forecast); (v) the Company's actual reasonable investment banking and legal fees in respect of the Common Stock Purchase Agreement and the other agreements and transactions contemplated hereby and thereby, to the extent such fees do not exceed the amounts of investment banking and legal fees set forth in Section 3.27 of the Company Disclosure Schedule (as defined in the Common Stock Purchase Agreement); (vi) any adverse circumstance, change or effect resulting directly from the taking of any action by the Company which the Common Stock Purchase Agreement requires the Company to take; (vii) any adverse circumstance, change or effect resulting directly from a failure by the Investors to provide any funding to the Company in violation of the Note Purchase Agreement; (viii) any adverse circumstance, change or effect resulting directly from action by any Regulatory Authority, including the FDA, other than any adverse circumstance, change or effect resulting directly from the refusal of the FDA to file the Company's submissions for clinical or safety issues; (ix) any adverse circumstance, change or effect resulting directly from any failure by the Company to pay any of its obligations to its creditors within 60 days of the date that such obligations become due and payable; or (x) any delisting of the Common Stock from the Nasdaq Stock Market.

        "NOTE PURCHASE AGREEMENT" has the meaning given in the introductory paragraph hereof.

        "OBLIGATIONS" has the meaning set forth in the Security Agreement.

        "PERMITTED LIENS" has the meaning set forth in the Security Agreement.

        "PERSON" means an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

        "REGULATORY AUTHORITY" means the FDA and any counterpart of the FDA outside of the United States and other national, supra-national, regional, state and local regulatory agency, department, bureau, commission, council and other governmental entity with authority over the clinical testing, manufacture, storage, distribution, sale and use of drug products.

        "SECURITY AGREEMENT" has the meaning given in Section 4(f)(iv) of the Note Purchase Agreement.

        "STOCKHOLDER APPROVAL" has the meaning given to such term in the Common Stock Purchase Agreement; provided however, that subclauses (iv) and (v) of such definition shall be excluded from the definition of "Stockholder Approval" for purposes of Section 8(a) of this Note.

        "SUBSIDIARY" means (a) any corporation of which more than 50% of the issued and outstanding equity securities having ordinary voting power to elect a majority of the board of directors of such corporation is at the time directly or indirectly owned or controlled by the Company, (b) any partnership, joint venture, limited liability company or other association of which the Company is the general partner or managing member or of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time directly or indirectly owned and controlled by the Company, (c) any other entity included in the financial statements of the Company on a consolidated basis.

        "TRANSACTION DOCUMENTS" means this Note, each of the other Notes issued under the Note Purchase Agreement, the Note Purchase Agreement, the Warrants issued under the Note Purchase Agreement, the Security Agreement, the Intellectual Property Security Agreement, the Account Control Agreement among Silicon Valley Bank, the Company and each of the Purchasers, the Account Control Agreement to be entered into among the Company, the Purchasers, and UBS PaineWebber Inc. and each other instrument or agreement from time to time executed by the Company in connection therewith; provided, that in no event shall the term Transaction Documents include the Common Stock Purchase Agreement.

        2. INTEREST. Accrued interest on this Note shall be due and payable on the Maturity Date.

        3. PREPAYMENT. Except as set forth in Section 4 below, the Company may not prepay this Note in whole or in part without the prior written consent of the Majority Purchasers.

        4. TRANSACTION FEE. The Company shall not enter into a definitive agreement with respect to, or recommend to the Company's stockholders, or consummate any Acquisition Transaction unless either: (i) the Company has obtained the prior written consent of Holder; or (ii) the Company has agreed to pay the Transaction Fee (as defined below) and delivered to Holder, as further evidence of such agreement and obligation, a notice of its election to pay the Transaction Fee in accordance with the terms hereof rather than seek Holder's consent (a "NOTICE OF ELECTION", which Notice of Election shall be in the form of Exhibit A to this Note); provided that, no consent of Holder, or Notice of Election to Holder, or payment of a Transaction Fee to Holder shall be required in respect of the entry into a definitive agreement with respect to, or recommendation to the Company's stockholders, or consummation of any Acquisition Transaction with, Holder or any of its Affiliates (as defined in the Common Stock Purchase Agreement). The transaction fee ("TRANSACTION FEE") shall be an amount equal to 50% of the original principal amount of this Note and shall be payable in cash on the earlier of: (A) the date of any prepayment of this Note in accordance with this Section 4; (B) the date of the consummation of the Acquisition Transaction; and (C) the Maturity Date. The Company hereby acknowledges that the Transaction Fee shall be considered a fee for permitting the Company to enter into a definitive agreement with respect to, or make a recommendation to its stockholders with respect to, or to consummate such Acquisition Transaction without the prior consent of the Holder and that such fee is reasonable in the circumstances. The Transaction Fee shall constitute an Obligation.

        In the event that the Company enters into a definitive agreement with respect to, or recommends to the Company's stockholders any Acquisition
Transaction: (1) the Company shall have the right, at any time after the Stockholder Meeting (as defined in the Common Stock Purchase Agreement) and upon three Business Days prior written notice to Holder, to prepay this Note in full together with all accrued interest and other amounts payable hereunder (including the Transaction Fee, if any); and (2) the Holder shall have the right, upon 3 Business Days prior written notice to the Company, at any time to require the prepayment of the outstanding principal of this Note together with interest and all other amounts payable under the Transaction Documents (including the Transaction Fee, if any).

        5. CERTAIN COVENANTS. While any amount is outstanding under this Note, without the prior written consent of the Majority Purchasers:

           (a) Conduct of Business. The Company and each of its material Subsidiaries shall conduct its business in the ordinary course and shall use its commercially reasonable efforts to preserve its business organization intact, to keep available the services of its current officers and employees and to maintain its existing relationships with suppliers, creditors, business partners and others having material business dealings with them.

           (b) Liens. Neither the Company nor its Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for Permitted Liens.

           (c) Asset Dispositions. The Company shall not sell, lease, transfer, license or otherwise dispose of (collectively, a "TRANSFER") any of its assets or property, whether now owned or hereafter acquired, except (i) non-exclusive licenses or the granting of non-exclusive distribution rights in respect of intellectual property or products of the Company entered into in the ordinary course of business, (ii) Transfers consisting of the sale of inventory in the ordinary course of business, and (iii) Transfers consisting of sales or other dispositions of worn-out or obsolete equipment in the ordinary course of business.

           (d) Mergers, Acquisitions, Etc. Neither Company nor any of its Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it, or acquire all or substantially all of the assets or capital stock of any other Person.

           (e) Dividends, Redemptions, Etc. The Company shall not (i) pay any dividends or make any distributions on its Equity Securities; (ii) except in respect of the purchase of shares or options of employees upon termination of their employment with the Company in accordance with stock options, stock issuance or other stock purchase plans, or employment contracts of the Company, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; (iii) return any capital to any holder of its Equity Securities; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities; or (v) set apart any sum for any of the foregoing purposes.

           (f) Indebtedness Payments. Neither the Company nor any of its Subsidiaries shall (i) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any indebtedness for borrowed money (other than amounts due under this Note or the other Notes issued under the Note Purchase Agreement) or lease obligations, (ii) amend, modify or otherwise change the terms of any indebtedness for borrowed money (other than the Obligations) or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or shareholders (except in respect of the Obligations).

           (g) Financial Information. On the fifth Business Day of each month, the Company shall provide to the Holder a report as to the Company's actual consolidated financial results for the prior month with respect to (i) the aggregate balance of cash and cash equivalents of the Company and its Subsidiaries as of the end of such prior month and the projected aggregate balance of cash and cash equivalents of the Company and its Subsidiaries at the end of such period and (ii) the actual expenses of the Company and its Subsidiaries for such period versus the projected expenses of the Company and its Subsidiaries for such period. The projected cash balance and the projected expenses shall be determined by reference to the forecasts provided by the Company to the Holder (the "FORECAST", a copy of which is attached hereto as Exhibit B). The Company shall give the Holder prompt written notice of any known material deviation from the Forecast. The Company shall not permit (i) its actual expenses for any month to exceed the projected expenses for such period (as set forth in the Forecast) by $100,000 or more or (ii) its actual balance of cash and cash equivalents at the end of any month to be less than the projected balance of cash and cash equivalents (as set forth in the Forecast) by more than $100,000. Expenses and cash and cash equivalents shall be determined in accordance with GAAP consistently applied.

           (h) Notices. The Company shall notify the Holder promptly after the Company has knowledge of or becomes aware of (i) the occurrence of any Event of Default, (ii) any action, suit, or proceeding before any arbitrator, court or governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, pending, or the Company's knowledge, threatened against the Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect, and (iii) the occurrence of any other condition or event which has resulted or could reasonably be expected to result in a Material Adverse Effect.

           (i) Information. The Company shall provide to the Holder such other information respecting the operations, properties, business or condition (financial or otherwise) of the Company and its Subsidiaries as the Holder may from time to time reasonably request.

           (j) Indebtedness. The Company will not, and will not permit its Subsidiaries to, create, incur, assume or otherwise become liable for or suffer to exist any Indebtedness or equipment lease obligations other than: (i) Indebtedness in respect of the Notes; (ii) Indebtedness or equipment lease obligations existing on the date hereof; (iii) Indebtedness consisting of guarantees resulting from the endorsement of negotiable instruments for collection by the Company or any of its Subsidiaries in the ordinary course of business; (iv) Indebtedness or equipment lease obligations incurred for the purpose of financing the acquisition of equipment; provided that the principal amount thereof does not exceed the purchase price of such equipment; (v) Indebtedness incurred in connection with financing of the premiums for the Company's directors and officers insurance policy and premiums for the Company's products liability insurance in an aggregate amount not to exceed $900,000; provided that any Liens granted to secure such Indebtedness must constitute a Permitted Lien pursuant to clause (i) of the definition of Permitted Lien; and
(vi) unsecured Indebtedness of the Company to its Subsidiary Visionex Pte. Ltd., a Singapore corporation ("VISIONEX"), in the principal amount of $4,000,000, plus interest thereon; provided that the Company shall within 30 days of the date hereof cause Visionex to enter into a subordination agreement in form and substance reasonably satisfactory to the Majority Purchasers.

           (k) Investments. The Company shall not make loans to, purchase the securities of or make capital contributions to any Person or Subsidiary, or otherwise extend credit to any Person or Subsidiary (other than extensions of trade credit arising from the sale of good or services in the ordinary course of business and loans, capital contributions or the acquisition of stock of Subsidiaries not to exceed $50,000 in the aggregate).

           (l) Affiliate Transactions. The Company shall not, and will not permit its Subsidiaries to, enter into any transaction, including the purchase, sale, exchange of property or the rendering of any services, with any Affiliate or enter into, assume or suffer to exist any employment or consulting contract with any Affiliate, except (i) the Common Stock Purchase Agreement and the transactions contemplated thereby, (ii) the Transaction Documents and the transactions contemplated thereby, (iii) any employment or consulting contract existing on the date hereof or (iv) a transaction or contract in the ordinary course of the Company's or its Subsidiary's business and which is upon fair and reasonable terms not less favorable to the Company or such Subsidiary than it would obtain in a comparable arm's length transaction with a person not an Affiliate.

        6. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" under this Note:

           (a) Failure to Pay. The Company shall fail to pay (i) when due any principal or interest payment on the due date hereunder or (ii) any other payment required under the terms of this Note or any other Transaction Document on the date due and such other payment shall not have been made within five (5) days of the Company's receipt of Holder's written demand to the Company for such other payment; or

           (b) Breaches of Certain Covenants. The Company shall fail to observe or perform (i) any covenant, obligation, condition or agreement contained in
Section 5(c), (d), (e), (f), (g), (j), (k) or (l) of this Note or (ii) any covenant, obligation, condition or agreement contained in Section 5(b) or 5(h) and such failure in the case of Sections 5(b) or 5(h) shall continue for five Business Days or (iii) any covenant, obligation, condition or agreement contained in Section 6(p) of the Note Purchase Agreement; or

           (c) Breaches of Other Covenants. The Company shall fail to observe or perform any covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents (other than those specified in Sections 6(a) and 6(b)) and such failure shall continue for thirty (30) days after the earlier of (i) the date upon which the Company knows or reasonably should have know of such failure or (ii) the date upon which written notice thereof is given to the Company by the Holder or any holder of any other Note; or

           (d) Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to Holder in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to Holder to enter into this Note and the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

           (e) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall
(i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated or suspend its operations or fail to pay its payroll when due, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing; or

           (f) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within forty-five (45) days of commencement; or

           (g) Judgments. A final judgment or order for the payment of money in excess of $250,000 (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of Company; provided that no credit for such insurance shall be given to the extent that coverage or any claim in respect thereof has been denied or disputed) shall be rendered against the Company and the same shall remain undischarged for a period of forty-five (45) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of the Company and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within forty-five (45) days after issue or levy; or

           (h) Transaction Documents. Any Transaction Document or any material term thereof shall cease to be, or be asserted by the Company not to be, a legal, valid and binding obligation of the Company enforceable in accordance with its terms or if the Liens of Holder in any of the assets of Company shall cease to be or shall not be valid, first priority perfected Liens or Company shall assert that such Liens are not valid, first priority (other than to the extent of Permitted Liens having priority by operation of law or agreement entered into by Holder after the date hereof) and perfected Liens; or

           (i) Common Stock Purchase Agreement. The Common Stock Purchase Agreement shall cease to be, or be asserted by the Company not to be, a legal, valid and binding obligation of the Company enforceable in accordance with its terms.

           (j) Other Indebtedness. The occurrence and continuation of an "event of default" or other event or circumstance under any agreement evidencing any Indebtedness or lease obligations in an aggregate principal amount of $250,000 or more, which results in the acceleration of, or entitles the holder of such Indebtedness or lease obligations to accelerate, the maturity thereof.

           (k) Material Adverse Effect. A Material Adverse Effect shall occur.

        7. RIGHTS OF HOLDER UPON DEFAULT. Upon the occurrence or existence of any Event of Default (other than an Event of Default, referred to in Sections 6(e) and 6(f)) and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to the Company, declare all outstanding Obligations to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 6(e) and 6(f), immediately and without notice, all outstanding Obligations shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

        8. CONVERSION.

           (a) Stockholder Approval; Maximum Number of Shares.

               (i) Prior to the earlier of November 18, 2002 and the date Stockholder Approval is obtained, the principal amount of, and accrued interest on, this Note shall be convertible into Holder's Pro Rata Portion of that number of shares of Common Stock that when taken together with (A) the number of shares of Common Stock theretofore acquired or then issuable upon conversion of the Notes and (B) the number of shares of Common Stock theretofore acquired or then issuable upon conversion of the Warrants, does not exceed 19.9% of the total shares of Common Stock issued and outstanding on the date hereof.

               (ii) If the Company does not obtain Stockholder Approval by November 18, 2002, this Note shall be convertible, subject to obtaining any necessary approval of the National Association of Securities Dealers, Inc., into up to the Holder's Pro Rata Portion of the maximum number of shares of Common Stock obtained or obtainable without violating the rules and regulations adopted by the National Association of Securities Dealers, Inc. concerning Nasdaq listed companies through any combination of: (i) the conversion of the Notes; (ii) the exercise of the Warrants; (iii) the sale and purchase of Common Stock pursuant to the Common Stock Purchase Agreement; and (iv) the issuance and exercise of SPA Warrants.

               (iii) Notwithstanding anything to the contrary herein, upon obtaining Stockholder Approval, the entire principal amount of, and interest on, this Note shall be convertible into shares of Common Stock without limitation on the maximum number of shares into which this Note is convertible.

               (iv) For purposes of this Section 8, "PRO RATA PORTION" means the ratio of (A) the number of shares of Common Stock issued or issuable to Holder pursuant to Section 2.1 of the Common Stock Purchase Agreement and pursuant to full conversion of this Note and full exercise of Holder's Warrant and SPA Warrants, to (B) the total number of shares of Common Stock issued or issuable to all Investors (as defined in the Common Stock Purchase Agreement) pursuant to
Section 2.1 of the Common Stock Purchase Agreement and pursuant to full conversion of all Notes and full exercise of all Warrants and SPA Warrants.

           (b) Voluntary Conversion. Subject to the limitations upon the number of shares into which this Note may from time to time be convertible set forth in
Section 8(a), Holder has the right, at its option, at any time and from time to time, to convert, in whole or in part, the principal amount of, and the accrued interest on, this Note into fully paid and nonassessable shares of common stock, par value $0.001 per share, of the Company ("COMMON STOCK") at the Conversion Price at the time in effect. The number of shares of Common Stock into which this Note may be converted shall be determined by dividing (i) the principal amount of and accrued interest on this Note to be converted by (ii) the Conversion Price. The "CONVERSION PRICE" shall initially be $0.38, and is subject to adjustment as provided in this Section 8.

           (c) Conversion Procedure. Before Holder shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note, duly endorsed, to the Company (subject to Section 6(e) of the Note Purchase Agreement in the case of loss, theft, destruction or mutilation of the Note) along with a written notice of the election to convert the same pursuant to this Section 8 and the name or names in which the certificate or certificates for the shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares to which Holder shall be entitled upon such conversion (bearing such legends as are required by the Note Purchase Agreement and applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which Holder is entitled upon such conversion under the terms of this Note, including a check payable to Holder for any cash amounts payable as described in Section 8(d), and if the Note is converted only in part, together with a replacement Note in a principal amount equal to the unconverted portion of the Note but otherwise in like tenor and dated the date of the original Note. The Company shall keep in its register of Notes a record of the number of shares into which any Note has been converted and the remaining principal balance (if any) on the Note. Any conversion of this Note shall be deemed to have been made simultaneously with the closing of the transactions contemplated by the Common Stock Purchase Agreement if conversion is conditioned upon such closing or, if otherwise converted, immediately prior to the close of business on the date of the surrender of this Note, and on and after such date the Persons entitled to receive the shares issuable upon such conversion shall be treated for all purposes as the record Holder of such shares and a purchaser of such shares under the Note Purchase Agreement and shall be bound by the terms of the Note Purchase Agreement.

           (d) Fractional Shares; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Holder upon the conversion of this Note, the Company shall pay to Holder an amount equal to the product obtained by multiplying the Conversion Price by the fraction of a share not issued pursuant to the previous sentence. Upon conversion of this Note in full and the payment of the amounts specified in this Section 8(d), the Company shall be forever released from all its obligations and liabilities under this Note.

           (e) Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock hereinafter referred to as "COMMON STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of

Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

           (f) Adjustments for Reverse Stock Splits. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a combination (whether by reverse stock split or reverse subdivision or otherwise) of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

           (g) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of this Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, without limitation of such other remedies as shall be available to the holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of its Common Stock to such number of shares as shall be sufficient for such purposes.

        9. SUCCESSORS AND ASSIGNS. The rights and obligations of the Company and Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

        10. WAIVER AND AMENDMENT. Any provision of this Note and the other Notes may be amended or modified, and the observance of any term of this Note and the other Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Majority Purchasers; provided that no amendment or waiver shall be made or given in respect of the definition of Acquisition Transaction or
Section 4 without the prior written consent of Holder. Any amendment or waiver effected by the Majority Purchasers in accordance with this Section 10 shall be binding upon the Company, the Holder and the holders of all the other Notes. Any such amendment or waiver shall be effective only for the particular instance and for the specific purpose for which given.

        11. TRANSFER OF THIS NOTE. Holder shall be entitled to transfer this
Note in any manner permitted by applicable law and to the registration of such transfer by the Company in the name of such transferee or transferees specified by Holder. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify Holder that Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 11 that the opinion of counsel for Holder is not reasonably satisfactory to the Company, the Company shall so notify Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT"), unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Note Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

        12. ASSIGNMENT BY COMPANY. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Holder.

        13. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth in the Note Purchase Agreement or on the register maintained by the Company. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

        14. PAYMENT. All payments made hereunder shall be made in lawful tender of the United States of America, to the Holder, at such place and to such account as the Holder shall designate in a written notice to the Company. All payments shall be made hereunder unconditionally and without deduction, setoff, counterclaim or defense. Payments on this Note shall be applied first to reasonable fees, costs and expenses payable in respect hereof, second to accrued interest and thereafter to the outstanding principal balance hereof.

        15. PRESENTMENT; DEMAND. The Company hereby waives any right to presentment, demand or protest or notice of dishonor and protest of this Note and any other notice, and any set-off against sums due and payable under this Note that the Company may have or claim to have against the Holder.

        16. DEFAULT RATE. During any period in which an Event of Default has occurred and is continuing, the Company shall pay interest on the unpaid principal balance hereof at a rate per annum equal to the rate otherwise applicable hereunder plus two percent (2.0%).

        17. USURY. It is the express intent of the Company and the Holder that the payment of all or any portion of the Obligations be exempt from the application of any applicable usury or similar laws under any state or federal jurisdiction. The Company hereby irrevocably waives, to the fullest extent permitted by law, any objection or defense which the Company may now or hereafter have to the payment when due of the Obligations arising out of or relating to a claim of usury or similar laws and the Company agrees that it will not bring, commence, maintain, prosecute or voluntarily aid in any action at law, proceeding in equity or other legal proceeding against the Holder based on a claim that the Company's payment obligations under this Note violate the usury or similar laws of any state or federal jurisdiction. Without prejudice to the foregoing, in the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment shall be deemed a payment of principal and applied against the principal of this Note.

        18. EXPENSES; WAIVERS. The Company shall pay on demand all fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Holder in the enforcement or attempted enforcement of any of the obligations of the Company under this Note or in preserving any of the Holder's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting this Note or the obligations hereunder or any bankruptcy or similar proceeding involving the Company).

        19. NO WAIVER. No failure on the part of the Holder to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Note and the other Transaction Documents are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Holder.

        20. SEVERABILITY. Whenever possible, each provision of this Note shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable laws and regulations. If, however, any provision of this Note shall be invalid, illegal, or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Note, or the validity, legality, or enforceability of such provision in any other jurisdiction.

        21. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.

            [The remainder of this page is intentionally left blank]

        IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                              ISTA PHARMACEUTICALS, INC.

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                    EXHIBIT A

                        NOTICE OF ACQUISITION TRANSACTION

[Holder]                                                                  [Date]
[Address]

     Re: Senior Secured Convertible Promissory Note dated September __, 2002


Ladies and Gentleman

        We refer to that certain Senior Secured Convertible Promissory Note dated September __, 2002 issued by ISTA Pharmaceuticals, Inc. (the "COMPANY") and currently registered in your name (as amended, the "NOTE"). This letter is a Notice of Election as describe in the Note and, in accordance with the terms of
Section 4 of the Note, we hereby give you notice of the election by the Company to enter into a definitive agreement with respect to, or recommend to the Company's stockholders, or consummate an Acquisition Transaction (as defined in the Note) without the requirement for your prior written consent.

        The Company hereby acknowledges its obligation, and agrees, to pay to you the Transaction Fee (as defined in the Note). The Transaction Fee is an amount equal to $____________ and shall be paid on the earlier to occur of: (A) the date of any prepayment of the Note; (B) the date of the consummation of the Acquisition Transaction; and (C) the Maturity Date.

        This Notice evidences the obligation of the Company to pay the Transaction Fee upon the terms of the Note and the right of the Company to enter into a definitive agreement with respect to, or recommend to the Company's stockholders, or consummate an Acquisition Transaction without your prior written consent.

                                            Very truly yours,

                                            ISTA PHARMACEUTICALS, INC.


                                            -------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT B

                                    FORECAST



                                      -17-